UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2017

Air Methods Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-16079	84-0915893
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7301 South Peoria St.

Englewood, CO 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 792-7400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 13, 2017, the Board of Directors of Air Methods Corporation (the “Company”) adopted an amendment to the Company’s First Amended and Restated Bylaws (the “Bylaws”), which became effective immediately (the “Bylaws Amendment”).  The Bylaws Amendment added a new Article XI to Bylaws, which provides that, unless the Company consents in writing to the selection of an alternative forum, the sole and exclusive forum for certain legal actions involving the Company will be the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware does not have jurisdiction, any state or federal court within the State of Delaware). Further, the Bylaws Amendment provides that any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the personal jurisdiction of such courts.  The foregoing summary of the Amendment is qualified in its entirety to the text of the Bylaws Amendment, which is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 8.01                                           Other Events

On March 14, 2017, the Company issued a joint press release with American Securities LLC (“American Securities”) announcing the execution of an Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 14, 2017, by and among ASP AMC Intermediate Holdings, Inc. (“Parent”), a Delaware corporation, ASP AMC Merger Sub, Inc. (“Merger Sub”), a Delaware corporation and a wholly-owned subsidiary of Parent, and the Company.  Pursuant to the Merger Agreement, upon the terms and subject to the conditions thereof, Merger Sub will commence a tender offer (the “Offer”) no later than March 28, 2017, to acquire all of the outstanding shares of common stock of the Company, $0.06 par value per share (the “Shares”), at a purchase price of $43.00 per share of common stock in cash, net of applicable withholding taxes and without interest. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  Parent and Merger Sub are affiliates of certain funds managed by American Securities.

Additional Information

The tender offer referred to in this document and the exhibits filed herewith has not yet commenced. This document is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. At the time the tender offer is commenced, Parent and Merger Sub intend to file with the Securities and Exchange Commission (the “SEC”) a Tender Offer Statement on Schedule TO containing an offer to purchase, a form of letter of transmittal and other documents relating to the tender offer, and the Company intends to file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Parent, Merger Sub and the Company intend to mail these documents to the Company stockholders. Company stockholders are advised to read the Schedule TO (including the offer to purchase, the related letter of transmittal and the other offer documents) and the Schedule 14D-9, as each may be amended or supplemented from time to time, and any other relevant documents filed with the SEC when they become available, before making any decision with respect to the tender offer because these documents will contain important information about the proposed transaction and the parties thereto. Company stockholders and investors may obtain free copies of the Schedule TO and Schedule 14D-9, as each may be amended or supplemented from time to time, and other documents filed by the parties (when available) at the SEC’s website at www.sec.gov.

Cautionary Statement Regarding Forward-Looking Statements

This document and the exhibits filed herewith contain forward-looking information relating to the Company and the proposed acquisition of the Company by Parent and Merger Sub that involves substantial risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “will,” “should,” “could,” “potential,” or similar expressions. Forward-looking statements in this document include, among other things, statements about the potential benefits of the proposed acquisition; Parent’s plans, objectives, expectations and intentions; the financial condition, results of operations and business of the Company; industry, business strategy, goals and expectations concerning the Company’s market position, future operations, future performance and profitability; and the anticipated timing of closing of the acquisition. Risks and uncertainties include, among other things, risks related to the satisfaction of the conditions to closing of the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to how many Company’s stockholders will tender their shares in the tender offer and the possibility that the acquisition does not close; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, including in circumstances which would require the Company to pay a termination fee or other expenses; risks regarding the failure to obtain the necessary financing to complete the proposed acquisition; risks related to the debt financing arrangements entered into in connection with the proposed acquisition; risks related to the potential impact of the announcement or consummation of the proposed transaction on the Company’s important relationships, including with employees, suppliers and customers; disruption from the transaction making it more difficult to maintain business and operational relationships; negative effects of this announcement or the consummation of the proposed acquisition on the market price of the Company’s common stock and on the Company’s operating results; significant transaction costs; the risk of litigation and/or regulatory actions related to the proposed acquisition; the possibility that competing offers will be made; and risks related to the ability to realize the anticipated benefits of the acquisition, including the possibility that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period. Other factors that may cause actual results to differ materially include those that will be set forth in the Tender Offer Statement on Schedule TO and other tender offer documents filed by Parent and Merger Sub. Many of these factors are beyond Company’s control. A further description of risks and uncertainties relating to the Company can be found in its Annual Reports on Form 10-K for the fiscal year ended December 31, 2016 and in their subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov. Unless otherwise required by applicable law, the Company disclaims any intention or obligation to update forward-looking statements contained in this document as the result of new information or future events or developments.

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description

3.1	Amendment to the First Amended and Restated Bylaws of Air Methods Corporation, effective March 13, 2017

99.1	Joint Press Release, dated March 14, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR METHODS CORPORATION

Dated: March 14, 2017	By:	/s/ Crystal Gordon
		Name:	Crystal Gordon
		Title:	Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amendment to the First Amended and Restated Bylaws of Air Methods Corporation, effective March 13, 2017.

99.1	Joint Press Release, dated March 14, 2017